UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company" or "SPAR Group") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

Item 8.01.         Other Events.

On June 15, 2021, Nasdaq notified SGRP that, due to the simultaneous resignations of all three directors on its Audit Committee, SGRP no longer complied with Nasdaq's majority independent board and audit committee requirements, and pursuant to its discretionary authority, Nasdaq requested that the Company submit a plan of compliance by June 29, 2021, which deadline it subsequently extended to July 6, 2021. See SGRP's Current Report on Form 8-K as filed with the SEC on July 2, 2021.

On July 2, 2021, SGRP submitted a plan of compliance (the "Plan") to Nasdaq, in which SGRP outlined its efforts to find and appoint three independent directors to the Board and Audit Committee, by October 1, 2021, thereby enabling the Company to regain compliance with Nasdaq's rules, which efforts include the retention of Caldwell Partners to lead SGRP's independent director search and identify suitable candidates.

On July 16, 2021, Nasdaq responded in a letter to SGRP (the "Response"), and accepted the Plan to appoint three independent directors to the Board and Audit Committee.

In the Response, Nasdaq gave SGRP an extension until October 15, 2021, to implement the Plan and regain compliance with the majority independent board and audit committee requirement rules.

In the event SGRP does not satisfy those terms, Nasdaq will provide written notification that SGRP's securities will be delisted, and if that happens SGRP may appeal that determination to a Nasdaq Hearings Panel.

The above descriptions of the Response are qualified in their entirety by the text of the Response, which is attached hereto as Exhibit 99.1 and filed herewith and incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Corporation and its subsidiaries (the "Company"), and this Current Report has been filed by the Corporation with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance, the novel coronavirus and COVID-19 pandemic on the Company's business, the Corporation's compliance with applicable Nasdaq director independence rules, the Company's cash flow or financial condition, or the pursuit or achievement of the Company's corporate objectives.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(a)	Exhibits:

	99.1	Text of the letter to SPAR Group, Inc. ("SGRP"), from the Nasdaq Stock Market, Inc. ("Nasdaq"), dated July 16, 2021 (as attached hereto and filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	July 30, 2021

By:	/s/ Fay DeVriese
Fay DeVriese, Chief Financial Officer,
Treasurer and Secretary